Exhibit 10.2
UNITED SURGICAL PARTNERS HOLDINGS, INC.
AND
THE GUARANTORS FROM TIME TO TIME PARTY HERETO,
AND
THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Trustee

SECOND SUPPLEMENTAL INDENTURE
Dated as of July 27, 2006
to
Indenture
Dated as of December 19, 2001
10% Senior Subordinated Notes due 2011

     THIS SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of July 27, 2006, is by and among United Surgical Partners Holdings, Inc., a Delaware corporation (the “Company”), the guarantors listed on the signature pages hereof (the “Guarantors”), and The Bank of New York Trust Company, N.A., a national banking association, as successor to U.S. Trust Company of Texas, N.A., as trustee (the “Trustee”).
     WHEREAS, the Trustee, the Company and the guarantors from time to time party thereto have heretofore executed and delivered that certain Indenture dated as of December 19, 2001, as amended by the First Supplemental Indenture, dated as of July 14, 2006 (as so amended, supplemented or otherwise modified from time to time, the “Indenture”), providing for the issuance of the Company’s 10% Senior Subordinated Notes due 2011 (the “Notes”);
     WHEREAS, on December 19, 2001, the Company issued $150,000,000 in aggregate principal amount of Notes, all of which Notes are currently outstanding;
     WHEREAS, Section 9.02 of the Indenture provides that, with the written consent of Holders representing at least a majority in principal amount of the Notes then outstanding, the Company, the Guarantors, and the Trustee may amend the Indenture or the Notes (subject to certain exceptions);
     WHEREAS, the Company has requested the Trustee to join with it and the Guarantors in entering into this Supplemental Indenture for the purpose of amending the Indenture and the Notes in certain respects as permitted by Section 9.02 of the Indenture;
     WHEREAS, the Company has been soliciting consents to this Supplemental Indenture upon the terms and subject to the conditions set forth in its Offer to Purchase and Consent Solicitation Statement dated July 14, 2006 and the related consent and letter of transmittal (which together, including any amendments, modifications or supplements thereto, constitute the “Tender Offer”); and
     WHEREAS, (1) the Company has received the written consent of the Holders of more than a majority in principal amount of the outstanding Notes, all as certified by an Officers’ Certificate delivered to the Trustee simultaneously with the execution and delivery of this Supplemental Indenture, (2) the Company has delivered to the Trustee simultaneously with the execution and delivery of this Supplemental Indenture an Opinion of Counsel relating to this Supplemental Indenture as contemplated by Section 9.06 of the Indenture and (3) the Company and the Guarantors have satisfied all other conditions required under Article 9 of the Indenture to enable the Company, the Guarantors and the Trustee to enter into this Supplemental Indenture.
     NOW, THEREFORE, in consideration of the above premises, each party hereby agrees, for the benefit of the others and for the equal and ratable benefit of the Holders of the Notes, as follows:
ARTICLE I
DEFINITIONS
     Section 1.1 Deletion of Definitions and Related References. Section 1.01 of Article 1 of the Indenture is hereby amended to delete in their entirety all terms and their respective definitions for which all references are eliminated in the Indenture as a result of the amendments set forth in Article II of this Supplemental Indenture.
ARTICLE II
AMENDMENTS TO INDENTURE AND NOTES
     Section 2.1 Amendments to the Indenture.
          (a) The Indenture is hereby amended by deleting the following provisions of the Indenture in their entirety and replacing each such provision with the following: “[intentionally omitted]”
Section 4.02 (Change of Control);
Section 4.03 (Limitation on Indebtedness);
Section 4.04 (Limitation on Restricted Payments);
Section 4.05 (Limitation on Liens);
Section 4.06 (Limitation on Restrictions on Distributions from Restricted Subsidiaries);
Section 4.07 (Limitation on Sales of Assets and Subsidiary Stock);
Section 4.08 (Limitation on Affiliate Transactions);
Section 4.09 (Limitation on Ownership of Capital Stock of Restricted Subsidiaries);
Section 4.10 (Distributions by Qualified Restricted Subsidiaries);
Section 4.11 (Intercompany Advances);
Section 4.12 (Guarantors);
Section 4.13 (SEC Reports);
Section 4.16 (Taxes);
Section 4.17 (Limitation on Status as Investment Company);
Section 4.18 (Payments for Consents);
Section 4.20 (Further Instruments and Acts);
Section 5.01(a)(3) (Merger and Consolidation); and
Section 6.01 (5) and (8) (Events of Default).
          (b) Section 3.03 is hereby amended by substituting “five” in lieu of “30” in the first sentence thereof.
          (c) Section 4.19 is hereby revised to read as follows: “Subject to Article 5 of this Indenture, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence in accordance with its organizational documents (as the same may be amended from time to time).”
          (d) Section 6.01 clause (6) and clause (7)(A), (B) and (C) are each hereby amended to delete “, any Guarantor or any Significant Subsidiary” in each such clause.
          (e) Section 8.02 clause (2) is hereby amended by substituting “an Officers’ Certificate stating” in lieu of “a certificate from a nationally recognized firm of independent accountants expressing their opinion.”
          (f) Section 8.02 is hereby amended to delete clauses (3) through (5) and clauses (7) and (8) thereof.

     Section 2.2 Amendments to Notes. The Notes are hereby amended to delete all provisions inconsistent with the amendments to the Indenture effected by this Supplemental Indenture, including, without limitation, the last two sentences of the second paragraph of section 4 thereof, section 7 thereof and clauses (iv) and (vi) of section 15 thereof.
ARTICLE III
MISCELLANEOUS PROVISIONS
     Section 3.1 Defined Terms. For all purposes of this Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this Supplemental Indenture and defined in the Indenture have the meanings specified in the Indenture.
     Section 3.2 Indenture. Except as amended hereby, the Indenture and the Notes are in all respects ratified and confirmed and all the terms shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby and all terms and conditions of both shall be read together as though they constitute a single instrument, except that in the case of conflict the provisions of this Supplemental Indenture shall control.
     Section 3.3 Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     Section 3.4 Successors. All agreements of the Company and the Guarantors in this Supplemental Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.
     Section 3.5 Duplicate Originals. All parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement. It is the express intent of the parties to be bound by the exchange of signatures on this Supplemental Indenture via telecopy.
     Section 3.6 Severability. In case any one or more of the provisions in this Supplemental Indenture or in the Notes shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.
     Section 3.7 Trustee Disclaimer. The Trustee accepts the amendments of the Indenture effected by this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but on the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company and the Guarantors, and the Trustee makes no representation with respect to any such matters. Additionally, the Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.
     Section 3.8 Effectiveness. The provisions of this Supplemental Indenture shall be effective only upon execution and delivery of this instrument by the parties hereto. Notwithstanding the foregoing sentence, the provisions of this Supplemental Indenture shall become operative only upon the purchase by the Company of more than a majority in principal amount of the outstanding Notes pursuant to the Offer, with the result that the amendments to the Indenture effected by this Supplemental Indenture shall be deemed to be revoked retroactive to the date hereof if such purchase shall not occur. The Company shall notify the Trustee promptly after the occurrence of such purchase or promptly after the Company shall determine that such purchase will not occur.
     Section 3.9 Endorsement and Change of Form of Notes. Any Notes authenticated and delivered after the close of business on the date that this Supplemental Indenture becomes operative in substitution for Notes then outstanding and all Notes presented or delivered to the Trustee on and after that date for such purpose shall be stamped, imprinted or otherwise legended by the Company, with a notation as follows:
“Effective as of July 27, 2006, certain restrictive covenants of the Company and certain Events of Default have been eliminated or limited, as provided in the Second Supplemental Indenture, dated as of July 27, 2006. Reference is hereby made to said Second Supplemental Indenture, copies of which are on file with the Trustee, for a description of the amendments made therein.”
     Section 3.10 Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first written above.

UNITED SURGICAL PARTNERS HOLDINGS, INC.

By:	/s/ William H. Wilcox

Name:	William H. Wilcox

Title:	President

Second Supplemental Indenture
Signature Page of United Surgical Partners Holdings, Inc.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first written above.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

By:	/s/ William H. Wilcox

Name:	William H. Wilcox

Title:	President & CEO

Second Supplemental Indenture
Signature Page of United Surgical Partners International, Inc., Guarantor

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first written above.

American Endoscopy Services, Inc.	USP Chesterfield, Inc.
Georgia Musculoskeletal Network, Inc.	USP Chicago, Inc.
Health Horizons of Kansas City, Inc.	USP Cleveland, Inc.
Health Horizons of Murfreesboro, Inc.	USP Coast, Inc.
Health Horizons of Nashville, Inc.	USP Columbia, Inc.
Medcenter Management Services, Inc.	USP Corpus Christi, Inc.
Ortho Excel, Inc.	USP Cottonwood, Inc.
OrthoLink ASC Corporation	USP Creve Coeur, Inc.
OrthoLink/Georgia ASC, Inc.	USP Decatur, Inc., f.k.a. Health Horizons of Decatur, Inc.
OrthoLink/New Mexico ASC, Inc.	USP Destin, Inc.
OrthoLink Physicians Corporation	USP Domestic Holdings, Inc.
OrthoLink Radiology Services Corporation	USP Florissant, Inc.
OrthoLink/TN ASC, Inc.	USP Fontana, Inc.
Physicians Data Professionals, Inc.	USP Fredericksburg, Inc.
Specialty Surgicenters, Inc.	USP Glendale, Inc.
SSI Holdings, Inc.	USP Houston, Inc.
Surgicoe of Texas, Inc.	USP Huntsville, Inc.
Surginet, Inc.	USP Indiana, Inc.
Surginet of Northwest Houston, Inc.	USP International Holdings, Inc.
Surginet of Rivergate, Inc.	USP Kansas City, Inc.
Surgis, Inc.	USP Las Cruces, Inc.
Surgis of Chico, Inc.	USP Long Island, Inc.
Surgis of St. Clairsville, Inc.	USP Lyndhurst, Inc.
Surgis of Pearland, Inc.	USP Michigan, Inc.
Surgis of Phoenix, Inc.	USP Midwest, Inc.
Surgis of Redding, Inc.	USP Mission Hills, Inc.
Surgis of Sand Lake, Inc.	USP Nevada, Inc.
Surgis of Sonoma, Inc.	USP Newport News, Inc.
Surgis of Victoria, Inc.	USP New Jersey, Inc.
Surgis of Willowbrook Inc.	USP North Kansas City, Inc.
Surgis of Woolbright, Inc.	USP North Texas, Inc.
Surgis Management Services, Inc.	USP Oklahoma, Inc.
United Surgical of Atlanta, Inc.	USP Olive, Inc.
USP Alexandria, Inc.	USP Oxnard, Inc.
USP Austin, Inc.	USP Philadelphia, Inc.
USP Austintown, Inc.	USP Phoenix, Inc.
USP Baton Rouge, Inc.	USP Pittsburgh, Inc.
USP Baltimore, Inc.	USP Reading, Inc.
USP Belleville, Inc.	USP Richmond, Inc.
USP Bridgeton, Inc.	USP Richmond II, Inc.
USP Cedar Park, Inc.	USP Rockwall, Inc.
USP Central New Jersey, Inc.	USP Sacramento, Inc.
Second Supplemental Indenture
Signature Page of Guarantors

USP San Antonio, Inc.	USP Tennessee, Inc.
USP San Gabriel, Inc.	USP Torrance, Inc.
USP Sarasota, Inc.	USP Virginia Beach, Inc.
USP Securities Corporation	USP West Covina, Inc.
USP St. Peters, Inc.	USP Westwood, Inc.
USP Sunset Hills, Inc.	USP Winter Park, Inc.
Second Supplemental Indenture
Signature Page of Guarantors

By:	/s/ John J. Wellik

Name:	John J. Wellik

Title:	VP

Second Supplemental Indenture
Signature Page of Guarantors

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first written above.

Endoscopy & Surgical Center of Orlando, LLC
By:		Surginet, Inc.,
its sole member

Corpus Christi Holdings, LLC
By:		USP Corpus Christi, Inc.,
its sole member

Day-Op Surgery Consulting Company, LLC
By:		USP Long Island, Inc.,
its sole member

ISS-Orlando, LLC
By:		Surginet, Inc.
its sole member

Pasadena Holdings, LLC
By:		USP Houston, Inc.,
its sole member

Same Day Surgery, LLC
By:		USP Chicago, Inc.
its sole member

Same Day Management, L.L.C.
By:		Same Day Surgery, LLC,
its sole member

	By:	USP Chicago, Inc.,
its sole member

Surgery Centers of America II, LLC
By:		Surgis, Inc.,
its sole member

USP Nevada Holdings, LLC
By:		USP North Texas, Inc.,
its sole member

WHASA, L.L.C.
By:		Surginet, Inc.,
its sole member
Second Supplemental Indenture
Signature Page of Guarantors

By:	/s/ John J. Wellik

Name:	John J. Wellik

Title:	VP

USP Texas Air, L.L.C.

By:	/s/ John J. Wellik

Name:	John J. Wellik

Title:	VP

Second Supplemental Indenture
Signature Page of Guarantors

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first written above.

USP Texas, L.P.

By: USP North Texas, Inc., its general partner
Second Supplemental Indenture
Signature Page of Guarantors

By:	/s/ John J. Wellik

Name:	John J. Wellik

Title:	VP

Second Supplemental Indenture
Signature Page of Guarantors

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first written above.

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:	/s/ Tamara K. Ellis

Name:	Tamara K. Ellis

Title:	Vice President

Second Supplemental Indenture
Signature Page of The Bank of New York Trust Company, N.A.